UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

BlueRiver Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39961	98-1577027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 West Nottingham Drive, Suite 400 San Antonio, Texas	78209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 832 3305

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of a redeemable Warrant to acquire one Class A ordinary share	BLUA.U	The New York Stock Exchange
Class A ordinary share, par value $0.0001 per share	BLUA	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BLUA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 13, 2023, the trading in the securities of BlueRiver Acquisition Corp. (the “Company”) was halted at the close of the market by the New York Stock Exchange (the “NYSE”) due to the Company’s inability to meet the requirements of Section 802.01B of the NYSE’s Listed Company Manual. That Section requires a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly held shares (a “public float”) over a consecutive 30 trading day period of at least $40,000,000.

The Company is currently in process of transitioning its listing to the NYSE American, which is part of the NYSE group of exchanges and has applied to list its securities on that exchange. On March 7, 2023, the Company was authorized by the NYSE American to submit an initial listing application. On March 9, 2023, the Company issued a press release announcing its intent to transition the listing of its securities to the NYSE American and that it anticipates the transition to occur on or about March 14, 2023. As of the date of this current report, the Company has not completed the transition to NYSE American. There can be no assurance that the Company will be able to complete the alternative listing on the NYSE American or, if approved, when the transition from the NYSE to the NYSE American would occur. Nevertheless, on March 10, 2023, the Company filed with the SEC a Form 8-A with respect to the registration of the Company’s securities on the NYSE American.

The foregoing actions and their consequences could affect the liquidity and value of the Company’s securities.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueRiver Acquisition Corp.

By:	/s/ John Gregg
Name:	John Gregg
Title:	Co-Chief Executive Officer

Dated: March 13, 2023